WAIVER AND AGREEMENT

          WAIVER AND AGREEMENT dated as of May 15, 2001 (this "Waiver") with respect to the Amended, Restated and Consolidated Credit Agreement dated as of October 12, 1999 (as amended, the "Credit Agreement") by and among American Skiing Company ("American Skiing") and the other borrowers party thereto (collectively, the "Borrowers"), the lenders party thereto (the "Lenders") and Fleet National Bank, N.A. (formerly known as BankBoston, N.A.), as agent (the "Agent").

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, pursuant to the Credit Agreement, the Lenders have made Loans and other financial accommodations to the Borrowers which remain outstanding;

          WHEREAS, certain Events of Default may have occurred and may be continuing; and

          WHEREAS, the Borrowers have requested that the Agent and the Lenders waive such possible Events of Default and defer the payment of the Deferred Default Spread (as defined below), in each case, during the Waiver Period (as defined below), and the Agent and the Lenders are willing to do so, but only on the terms and conditions set forth herein;

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

          Section  1.1.  Defined  Terms.   Unless   otherwise   defined  herein,
capitalized terms used herein have the meanings assigned in the Credit Agreement and the following terms shall have the following meanings:

          "Deferred Default Spread": the spread between (a) the contractual rate of interest due on the Loans pursuant to Sections 2.3, 2.5 and 2.19 of the Credit Agreement, as modified by Section 4.1(b) of this Waiver and (b) the default rate of interest due on the Loans accruing upon the occurrence and during the continuance of an Event of Default pursuant to Section 2.7 of the Credit Agreement.

          "Effective Date": (i) November 1, 2000 with respect to the Swap Event of Default and (ii) April 29, 2001 with respect to the Specified Events of Default (other than the Swap Event of Default).

          "Expiration Date": June 13, 2001.

          "Specified Events of Default": Events of Default arising or which may arise in respect of Section 10.1(b) of the Credit Agreement as a result of the Borrowers' failure to comply with Sections 7.1, 7.2, 7.3, 7.5 and 8.15 of the Credit Agreement.

          "Swap Event of Default": Events of Default arising or which may arise in respect of Section 10.1(b) of the Credit Agreement as a result of the Borrowers' failure to comply with Section 8.15 of the Credit Agreement.

          "Termination Date": the occurrence of an event of termination as provided in Article III of this Waiver.

          "Waiver Period": the period beginning on the Effective Date and ending on the earlier of (a) the Termination Date or (b) the Expiration Date.


                                   ARTICLE II
                               WAIVER AND DEFERRAL

          Section 2.1. Waiver. Subject to the terms and conditions hereof, the Agent and the Lenders hereby agree to waive during the Waiver Period the Specified Events of Default.

          Section 2.2. Deferral. The Agent and the Lenders hereby agree to defer payment by the Borrowers of the Deferred Default Spread during the Waiver Period; provided, that the Deferred Default Spread shall be paid in full in cash immediately upon the earlier of the Termination Date or the Expiration Date; it being understood that during the Waiver Period the Borrowers shall continue to pay the contractual rate of interest due on the Loans pursuant to Sections 2.3,
2.5 and 2.19 of the Credit Agreement.


                                   ARTICLE III
                          WAIVER EVENTS OF TERMINATION

          Upon the occurrence of any of the following events:

          (a) the Borrowers shall default in the observance or performance of any agreement or covenant contained in this Waiver;

          (b) the occurrence of a Default or Event of Default (other than a Specified Event of Default);

then, and in any such event, the provisions of Article II of this Waiver shall immediately and automatically terminate and thereafter such Article II shall have no force or effect.


                                   ARTICLE IV
                                   AGREEMENTS

          Section 4.1. Agreements. (a) Notwithstanding anything to the contrary in the Credit Agreement, during the Waiver Period the Borrowers shall be permitted (i) to borrow, prepay, in whole or in part, and reborrow, in accordance with the terms and conditions hereof (A) Revolving Credit Advances and (B) Swing Line Loans, which, in each case, shall be Base Rate Loans and (ii) to open Letters of Credit; provided, however, notwithstanding anything to the contrary in the Credit Agreement, during the Waiver Period the Borrowers shall not be permitted to make Revolving Credit Advances in excess of $65,000,000 without the prior consent of the Agent and the Lenders. Notwithstanding anything to the contrary set forth in the Credit Agreement, during the Waiver Period, each Notice of Borrowing shall be made directly to the attention of Daniel D. Butler (Fleet National Bank, 111 Westminster Street Providence, Rhode Island 02903; Fax: 401-278-6004) and shall be accompanied by a certificate signed by the Borrowers' Chief Executive Officer or Chief Financial Officer stating that, as of the date of the Borrowing, the Borrowers are in compliance with the terms of the Credit Agreement and this Waiver.

          (b) Notwithstanding anything to the contrary set forth in the Credit Agreement, for the period beginning May 1, 2001 and ending on the Expiration Date, interest shall be payable on the Loans at a rate per annum equal to the Base Rate plus 3.00%.

          (c) The Borrowers hereby agree that, during the Waiver Period, notwithstanding the provisions of Section 9.1 of the Credit Agreement, neither the Borrowers nor any Restricted Subsidiary shall create, incur, suffer or permit to exist, or assume or guarantee, directly or indirectly, Indebtedness pursuant to Section 9.1(f) of the Credit Agreement.

          (d) The Borrowers hereby agree that, during the Waiver Period, notwithstanding the provisions of Section 9.2 of the Credit Agreement, neither the Borrowers nor any Restricted Subsidiary shall create, incur, suffer to be created or incurred, directly or indirectly, Liens pursuant to Section 9.2(h) of the Credit Agreement.

          (e) The Borrowers hereby agree that, during the Waiver Period, notwithstanding the provisions of Section 9.3 of the Credit Agreement, neither the Borrowers nor any Restricted Subsidiary shall make or commit to make, directly or indirectly, Investments pursuant to Sections 9.3(h) or (l) of the Credit Agreement.

          (f) The Borrowers hereby agree that, during the Waiver Period, notwithstanding the provisions of Section 9.4 of the Credit Agreement, neither the Borrowers nor any Restricted Subsidiary shall make or commit to make, directly or indirectly, any Permitted Acquisitions.

          (g) The Borrowers hereby agree that, during the Waiver Period, notwithstanding the provisions of Section 9.6 of the Credit Agreement, neither the Borrowers nor any Restricted Subsidiary shall make or commit to make, directly or indirectly, any Distribution or any other payment on account of the purchase, acquisition, redemption or other retirement of any shares of stock.

          (h) Except as set forth on the Schedule of Capital Expenditures attached hereto, the Borrowers hereby agree that, during the Waiver Period, notwithstanding the provisions of Section 9.7 of the Credit Agreement, neither the Borrowers nor any Restricted Subsidiary shall make or commit to make, directly or indirectly, any Capital Expenditure without the prior written consent of the Agent.

          (i) Except for American Skiing's transfer of ownership in Community Water Company to Summit Water Company, the Borrowers hereby agree that, during the Waiver Period, notwithstanding the provisions of Section 9.8 of the Credit Agreement, neither the Borrowers nor any Restricted Subsidiary shall not make or commit to make, directly or indirectly, any Permitted Disposition without the prior written consent of the Agent.

          (j) Except for the paid-in-kind dividends on the Series B Preferred Stock, the Borrowers hereby agree that, during the Waiver Period, neither the Borrowers nor any Restricted Subsidiary shall make any payment to Oak Hill Capital Partners, L.P., Oak Hill Securities Fund, L.P., or any affiliate thereof on account of any management fees or any other amounts (other than the reimbursement of reasonable out-of-pocket costs and expenses for which the Borrowers are liable in respect of) owing to Oak Hill Capital Partners, L.P., Oak Hill Securities Fund, L.P. or any such affiliate; provided that all such amounts not paid as aforesaid shall be deemed to accrue.

          (k) On or before May 16, 2001, the Borrowers shall have retained Credit Suisse First Boston, or another nationally-recognized investment banker reasonably acceptable to the Agent and the Lenders (the "Investment Banker").

The Investment Banker shall be retained for the purpose of formulating alternative business strategies on behalf of the Borrowers. The Investment Banker shall (i) furnish the Borrowers with monthly written reports on the status of asset disposition on the last Friday of each month (which will then be forwarded by the Borrowers to the Lenders promptly upon the completion of their review) and (ii) provide weekly verbal reports on the status of asset disposition in conjunction with a regularly scheduled conference call among the Agent, the Lenders and the Borrowers.

          (l) The Borrowers hereby agree that, in the event the Agent or its counsel determines to retain a financial advisor and/or an investment banker, the Borrowers shall cooperate in all respects with any such financial advisor or investment banker and shall pay or reimburse the Agent for all reasonable fees and out-of-pocket expenses incurred in connection therewith.

          (m) The Borrowers hereby agree to provide, as promptly as possible but no later than Thursday of each week, an income statement which shall detail revenues and expenses for the prior week, in form and substance satisfactory to the Agent.

          Section 4.2. Agreements Deemed Agreements under the Credit Agreement. For purposes of the Credit Agreement, the agreements of the Borrowers contained in this Article IV shall be deemed to be, and shall be, agreements under the Credit Agreement.


                                    ARTICLE V
                              WAIVER EFFECTIVE DATE

          Section 5.1 Effective Date. This Waiver shall become effective as of the date hereof upon receipt by the Agent of (a) counterparts of this Waiver, duly executed and delivered by the Borrowers, the Agent and the Lenders, (b) the Waiver Fee (as defined below) and (c) payment in full in cash of the invoiced and unpaid fees and expenses of the Agent's professionals as of May 1, 2001 and as set forth on the Schedule of Fees attached hereto.


                                   ARTICLE VI
                                 INTERPRETATION

          Section 6.1. Continuing Effect of the Credit Agreement. The Borrowers, the Agent and each Lender hereby acknowledges and agrees that the Credit Agreement shall continue to be and shall remain unchanged and in full force and effect in accordance with its terms, except as expressly modified hereby.

          Section 6.2. No Waiver. Nothing contained in this Waiver shall be construed or interpreted or is intended as a waiver of any Default or Event of Default (other than the Specified Events of Default) or of any rights, powers, privileges or remedies that the Agent or the Lenders have or may have under the Credit Agreement, any other related document or applicable law on account of such Default or Event of Default (other than the Specified Events of Default). The Borrowers hereby acknowledge and agree that, at the end of the Waiver Period, the provisions of Article II of this Waiver shall become of no force and effect and the Agent and the Lenders shall be free, in accordance with the Credit Agreement, to exercise and enforce, or to take steps to exercise and enforce, all rights, powers, privileges and remedies available to them under the Credit Agreement, any related document or applicable law on account of the Specified Events of Default (or any other Default or Event of Default) as if this Waiver had not been entered into by the parties hereto.

                                   ARTICLE VII
                                  MISCELLANEOUS

          Section 7.1. Representations and Warranties. The Borrowers hereby represent and warrant as of the date hereof that, after giving effect to this Waiver, (a) no Default or Event of Default has occurred and is continuing, except the Specified Events of Default, and (b) all representations and warranties of the Borrowers contained in the Credit Agreement are true and correct in all material respects with the same effect as if made on and as of such date, except that Section 5.22(a) of the Credit Agreement shall be deemed to exclude any Specified Event of Default.

          Section 7.2. Payment of Fees and Expenses. (a) The Borrowers hereby agree to pay or reimburse the Agent on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and execution of this Waiver, including, without limitation, the reasonable fees and disbursements of counsel to the Agent. In furtherance of the provisions of this
Section 7.2 and Section 14.5 of the Credit Agreement, the Borrowers hereby agree that the Agent shall be entitled, upon one Business Day's notice to the Borrowers, to debit any operating account of any Borrower to collect costs and expenses to which the Agent is entitled pursuant to this Section 7.2 and Section
14.5 of the Credit Agreement.

          (b) The Borrowers further agree to pay to the Agent, for the account of each Lender that executes this Waiver on a pro rata basis, a fee in an amount equal to $150,000 (the "Waiver Fee"). The Waiver Fee shall be due and payable on the Effective Date.

          (c) The Borrowers further agree to pay to the Agent, for its own account, on the first Business Day of each month, an agency fee in the amount of $10,000. This monthly payment shall be in lieu of the annual agency fee otherwise due under the Credit Agreement.

          Section 7.3. Counterparts. This Waiver may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          Section 7.4. GOVERNING LAW. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS.

          Section 7.5. Reservation of Rights. Notwithstanding anything contained in this Waiver, the Borrowers acknowledge that the Agent and the Lenders do not waive, and expressly reserve, the right to exercise, at any time, any and all of their rights and remedies under the Credit Agreement, any other related document and applicable law on account of any Default or Event of Default (other than Specified Events of Default).

          Section 7.6. Confirmation of Indebtedness. The Borrowers hereby confirm and acknowledge that, as of the Effective Date, (i) the Borrowers are truly and justly indebted to the Lenders, without defense, counterclaim or offset of any kind and (ii) the Borrowers are liable to the Lenders in respect of Loans in the aggregate principal amount of $110,212,965.

          Section 7.7. Waiver. The Borrowers hereby release, waive, and forever relinquish all claims, demands, obligations, liabilities and causes of action of whatever kind or nature, whether known or unknown, which any of them have, may have, or might assert at the time of execution of this Waiver or in the future against the Agent, the Lenders and/or their respective parents, affiliates, participants, officers, directors, employees, agents, attorneys, accountants, consultants, successors and assigns (collectively, the "Lender Group"), directly or indirectly, which occurred, existed, was taken, permitted or begun prior to the execution of this Waiver, arising out of, based upon, or in any manner connected with (i) any transaction, event, circumstance, action, failure to act or occurrence of any sort or type, whether known or unknown, with respect to the Credit Agreement, any other Lender Agreement and/or the administration thereof or the obligations created thereby; (ii) any discussions, commitments, negotiations, conversations or communications with respect to the refinancing, restructuring or collection of any obligations related to the Credit Agreement, any other Lender Agreement and/or the administration thereof or the obligations created thereby, or (iii) any matter related to the foregoing; provided, however, that the provisions of this Section 7.7 shall not apply to any such matters of which the Borrowers are presently unaware and which constitute or result from the gross negligence and/or willful misconduct of any member of the Lender Group.

          IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.


                                     AMERICAN SKIING COMPANY


                                     By:/s/Mark J. Miller
                                     Title:


                                     SUNDAY RIVER SKIWAY CORPORATION


                                     By:/s/Mark J. Miller
                                     Title:


                                     SUNDAY RIVER LTD.


                                     By:/s/Mark J. Miller
                                     Title:


                                     PERFECT TURN, INC.


                                     By:/s/Mark J. Miller
                                     Title:


                                     SUNDAY RIVER TRANSPORTATION INC.


                                     By:/s/Mark J. Miller
                                     Title:


                                     L.B.O. HOLDING, INC.


                                     By:/s/Mark J. Miller
                                     Title:


                                     SUGARBUSH RESORT HOLDINGS, INC.


                                     By:/s/Mark J. Miller
                                     Title:

                                     SUGARBUSH LEASING COMPANY


                                     By:/s/Mark J. Miller
                                     Title:


                                     SUGARBUSH RESTAURANTS, INC.


                                     By:/s/Mark J. Miller
                                     Title:


                                     MOUNTAIN WASTEWATER TREATMENT, INC.


                                     By:/s/Mark J. Miller
                                     Title:


                                     S-K-I, LTD.


                                     By:/s/Mark J. Miller
                                     Title:


                                     KILLINGTON, LTD.


                                     By:/s/Mark J. Miller
                                     Title:


                                     MOUNT SNOW LTD.


                                     By:/s/Mark J. Miller
                                     Title:


                                     PICO SKI AREA MANAGEMENT COMPANY


                                     By:/s/Mark J. Miller
                                     Title:

                                     RESORT SOFTWARE SERVICES, INC.


                                     By:/s/Mark J. Miller
                                     Title:


                                     KILLINGTON RESTAURANTS, INC.


                                     By:/s/Mark J. Miller
                                     Title:


                                     DOVER RESTAURANTS, INC.


                                     By:/s/Mark J. Miller
                                     Title:


                                     SUGARLOAF MOUNTAIN CORPORATION


                                     By:/s/Mark J. Miller
                                     Title:


                                     MOUNTAINSIDE


                                     By:/s/Mark J. Miller
                                     Title:


                                     ASC UTAH


                                     By:Mark J. Miller
                                     Title:


                                     STEAMBOAT SKI & RESORT CORPORATION


                                     By:/s/Mark J. Miller
                                     Title:

                                     HEAVENLY  SKI & RESORT CORPORATION


                                     By:/s/Mark J. Miller
                                     Title:


                                     HEAVENLY CORPORATION


                                     By:/s/Mark J. Miller
                                     Title:


                                     HEAVENLY VALLEY, LIMITED  PARTNERSHIP

                                     By:Heavenly Corporation,its general partner


                                     By:/s/Mark J. Miller
                                     Title:

                                     FLEET NATIONAL BANK (successor in interest to BankBoston, N.A.), as Agent


                                     By:/s/Daniel D. Butler
                                     Title:Vice President


                                     FLEET NATIONAL BANK (successor in interest to BankBoston, N.A.), as a Lender


                                     By:/s/Daniel D. Butler
                                     Title:


                                     WELLS FARGO BANK, NATIONAL ASSOCIATION,as a
                                     Lender


                                     By:/s/illegible
                                     Title:Vice President


                                     U.S. BANK NATIONAL ASSOCIATION, as a Lender


                                     By:/s/illegible
                                     Title:Vice President


                                     FIRST SECURITY BANK, N.A., as a Lender


                                     By:________________________________________
                                     Title:

                                     THE HOWARD BANK, N.A., as a Lender


                                     By:/s/illegible
                                     Title:V.P.


                                     BLACK DIAMOND CLO 1998-1 LTD., as a Lender


                                     By:/s/John H. Cullinano
                                     Title:Director


                                     BLACK DIAMOND CLO 2000-1 LTD., as a Lender


                                     By:/s/David Dyer
                                     Title:Director


                                     BLACK DIAMOND INTERNATIONAL FUNDING, LTD., as a Lender


                                     By:John H. Cullinano
                                     Title:Director


                                     MORGAN STANLEY SENIOR FUNDING, INC.,   as a
                                     Lender


                                     By:________________________________________
                                     Title:


                                     OASIS COLLATERALIZED HIGH INCOME PORTFOLIOS
                                     -I, LTD., as a lender

                                     By:Invesco Senior Secured Management, Inc.,
                                     as sub-advisor


                                     By:________________________________________
                                     Title:

                                     MERRILL LYNCH PRIME RATE PORTFOLIO,    as a
                                     Lender

                                     By:  Merrill Lynch Asset Management,  L.P.,
                                     as Investment Advisor


                                     By:/s/Joseph P. Matteo
                                     Title:Authorized Signatory


                                     MERRILL  LYNCH  SENIOR  FLOATING RATE FUND,
                                     INC., as a Lender


                                     By:________________________________________
                                     Title:


                                     CAPTIVA II FINANCE LTD., as a Lender


                                     By:/s/David Dyer
                                     Title:Director


                                     KZH-PAMCO LLC, as a Lender


                                     By:/s/Susan Lee
                                     Title:Authorized Agent



                                     KZH III LLC, as a Lender


                                     By:________________________________________
                                     Title:


                                     PAM CAPITAL FUNDING L.P., as a Lender

                                     By:  Highland Capital Management,  L.P., as
                                     Collateral Manager


                                     By:/s/Todd Travers
                                     Title:Senior Portfolio Manager

                                     PAMCO CAYMAN, LTD., as a Lender

                                     By:  Highland Capital Management,  L.P., as
                                     Collateral Manager


                                     By:/s/Todd Travers
                                     Title:Senior Portfolio Manager


                                     VAN KAMPEN PRIME RATE INCOME TRUST,    as a
                                     Lender

                                     By:  Van Kampen Investment Advisory Corp.


                                     By:Howard Tiffen
                                     Title:Senior Vice President


                                     DEBT STRATEGIES FUND II, INC., as a Lender



                                     By:________________________________________
                                     Title: